UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2024

_______________________________

THOR Industries, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

52700 Independence Court

Elkhart, Indiana 46514-8155

(Address of Principal Executive Offices) (Zip Code)

(574) 970-7460

(Registrant's telephone number, including area code)

601 East Beardsley Avenue, Elkhart, Indiana, 46514-3305

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On December 4, 2024, THOR Industries, Inc. (the “Company”) issued a press release announcing certain financial results for the first quarter ended October 31, 2024. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The Company also posted an updated investor slide presentation and a list of investor questions and answers to the “Investors” section of its website. A copy of the Company’s slide presentation and investor questions and answers are attached hereto as Exhibit 99.2 and 99.3, respectively, and are incorporated by reference herein. Exhibits 99.1 and 99.2 include non-GAAP financial measures related to our operations along with a reconciliation of these GAAP to non-GAAP measures and an explanation of why these non-GAAP measures provide useful information to investors and how management uses these non-GAAP measures. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from our results should be carefully evaluated.

Item 7.01. Regulation FD Disclosure.

The press release attached hereto as Exhibit 99.1 provides earnings guidance for the Company’s fiscal year 2025 along with updated industry information. The slide presentation attached hereto as Exhibit 99.2, and incorporated by reference herein, also provides earnings guidance as well as updated information on industry wholesale shipments and retail market share. The Company also posted an updated list of investor questions and answers to the “Investors” section of its website. A copy of the Company's investor questions and answers is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

In accordance with general instruction B.2 to Form 8-K, the information set forth in Items 2.02 and 7.01 of this Form 8-K (including Exhibits 99.1, 99.2 and 99.3) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing thereunder or under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Copy of press release, dated December 4, 2024, issued by the Company
99.2	Copy of investor slide presentation, posted on the Company’s website on December 4, 2024
99.3	Copy of investor questions and answers posted on the Company’s website on December 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOR Industries, Inc.

Date: December 4, 2024	By:	/s/ Colleen Zuhl
Colleen Zuhl
Senior Vice President and Chief Financial Officer